SEQUOIA FUND, INC.

Supplement dated November 25, 2024 to the Prospectus dated May 1, 2024

Effective December 1, 2024, the street address of SS&C GIDS, Inc., the transfer agent of Sequoia Fund, Inc. (the “Fund”), will change from “430 West 7th Street” to “801 Pennsylvania Avenue.” Accordingly, effective on that date, the references to “430 West 7th Street” under the headings “Purchases By Mail” and “Additional Purchases by the Automatic Investment Plan via ACH” in the Fund’s Prospectus are hereby replaced with “801 Pennsylvania Avenue,” as follows:

If by mail:	If via express delivery, registered or certified mail:
Sequoia Fund, Inc. c/o SS&C GIDS, Inc. P.O. Box 219477 Kansas City, MO 64121-9477	Sequoia Fund, Inc. c/o SS&C GIDS, Inc. 801 Pennsylvania Avenue Kansas City, MO 64105

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.